                Geographical Distribution of Contract Obligors

                                                   Aggregate       % of Contract Pool
                               Number of       Principal Balance     by Outstanding
                            Contracts as of       Outstanding       Principal Balance
State                        Cut-off Date     as of Cut-off Date   as of Cut-off Date
-----                       ---------------   ------------------   ------------------
Alabama....................       908            31,621,595.12            6.32%
Arizona....................       305            10,608,152.47            2.12%
Arkansas...................       485            21,873,820.41            4.37%
California.................       479            25,332,720.26            5.07%
Colorado...................       278            11,033,920.37            2.21%
Connecticut................         5               149,952.40            0.03%
Delaware...................        61             2,304,309.57            0.46%
Florida....................       621            29,171,420.28            5.83%
Georgia....................       633            26,722,474.69            5.34%
Hawaii.....................         1                84,785.48            0.02%
Idaho......................        85             2,558,739.88            0.51%
Illinois...................        31             1,157,470.16            0.23%
Indiana....................       148             5,074,385.46            1.01%
Iowa.......................       243            10,957,276.35            2.19%
Kansas.....................       148             5,223,825.11            1.04%
Kentucky...................       333            13,655,385.15            2.73%
Louisiana..................       259             8,569,885.68            1.71%
Maine......................         7               545,040.91            0.11%
Maryland...................        37             1,451,933.22            0.29%
Massachusetts..............        46             2,017,684.09            0.40%
Michigan...................       739            33,527,327.32            6.71%
Minnesota..................       186             5,788,419.26            1.16%
Mississippi................       303            10,215,703.73            2.04%
Missouri...................       339            11,122,771.93            2.22%
Montana....................        55             2,140,921.28            0.43%
Nebraska...................       679            24,331,718.18            4.87%
Nevada.....................        19               471,393.71            0.09%
New Hampshire..............        41             1,408,574.49            0.28%
New Jersey.................        49             2,504,999.95            0.50%
New Mexico.................         3               102,748.54            0.02%
New York...................       361            14,071,848.66            2.81%
North Carolina.............        80             3,296,020.55            0.66%
North Dakota...............       145             6,019,451.87            1.20%
Ohio.......................       290            11,904,928.37            2.38%
Oklahoma...................       378            14,000,996.11            2.80%
Oregon.....................       118             6,333,523.18            1.27%
Pennsylvania...............       256             8,534,903.33            1.71%
Rhode Island...............         1               132,782.38            0.03%
South Carolina.............       584            22,714,024.04            4.54%
South Dakota...............        66             2,108,275.66            0.42%
Tennessee..................       373            12,601,320.56            2.52%
Texas......................     1,567            67,256,200.74           13.45%
Utah.......................        31             1,390,365.25            0.28%
Vermont....................       195             6,239,878.20            1.25%
Virginia...................        26             1,211,001.31            0.24%
Washington.................       158            10,965,061.62            2.19%
West Virginia..............        83             2,283,942.71            0.46%
Wisconsin..................       162             5,060,057.80            1.01%
Wyoming....................        55             2,142,052.59            0.43%

  Total....................    12,455           499,995,990.38          100.00%

                   Years of Origination of Contracts

                                              Aggregate      % of Contract Pool
                             Number of    Principal Balance    by Outstanding
                          Contracts as of    Outstanding      Principal Balance
Year of Origination        Cut-off Date   as of Cut-off Date as of Cut-off Date
-------------------       --------------- ------------------ ------------------
1984.....................          4               47,577.25           0.01%
1985.....................          4               49,692.73           0.01%
1987.....................          1                2,074.90           0.00%
1989.....................         67              790,819.42           0.16%
1990.....................         73              794,670.56           0.16%
1991.....................         69              880,067.95           0.18%
1992.....................          2                6,948.77           0.00%
1996.....................          1               55,028.98           0.01%
1998.....................          4              302,606.89           0.06%
1999.....................         11              712,038.33           0.14%
2000.....................        301           26,901,077.52           5.38%
2001.....................     11,918          469,453,387.08          93.89%
                              ------          --------------         ------
   Total.................     12,455          499,995,990.38         100.00%
                              ======          ==============         ======

                   Distribution of Original Contract Amounts

                                                                                     Aggregate           % of Contract Pool
                                                               Number of         Principal Balance         by Outstanding
                                    Original Contract       Contracts as of         Outstanding           Principal Balance
               Lower Bound          Amount (in Dollars)      Cut-off Date        as of Cut-off Date      as of Cut-off Date
             ---------------        -------------------     ---------------      ------------------      ------------------
                Less than                10,000.00               184.00          $   1,470,947.83                0.29%
                10,000.00                20,000.00             1,530.00             22,711,684.34                4.54%
                20,000.00                30,000.00             2,899.00             73,000,741.30               14.60%
                30,000.00                40,000.00             2,727.00             93,877,211.61               18.78%
                40,000.00                50,000.00             1,890.00             84,457,145.81               16.89%
                50,000.00                60,000.00             1,383.00             75,427,167.10               15.09%
                60,000.00                70,000.00               806.00             51,813,765.88               10.36%
                70,000.00                80,000.00               367.00             27,325,830.29                5.47%
                80,000.00                90,000.00               237.00             19,971,535.37                3.99%
                90,000.00               100,000.00               137.00             12,937,420.77                2.59%
               100,000.00               110,000.00                90.00              9,429,454.09                1.89%
               110,000.00               120,000.00                66.00              7,574,956.81                1.52%
               120,000.00               130,000.00                49.00              6,109,056.77                1.22%
               130,000.00               140,000.00                33.00              4,460,239.16                0.89%
               140,000.00               150,000.00                21.00              3,063,467.02                0.61%
               150,000.00               160,000.00                10.00              1,546,135.43                0.31%
               160,000.00               170,000.00                10.00              1,649,577.21                0.33%
               170,000.00               180,000.00                 4.00                699,264.84                0.14%
               180,000.00               190,000.00                 3.00                558,078.16                0.11%
               190,000.00               200,000.00                 2.00                386,210.67                0.08%
               200,000.00               210,000.00                 1.00                200,552.00                0.04%
               210,000.00               220,000.00                 5.00              1,075,111.89                0.22%
               250,000.00               260,000.00                 1.00                250,436.03                0.05%
                                                               --------          ----------------              ------
                                                                 12,455          $ 499,995,990.38              100.00%
                                                               ========          ================              ======

       Distribution of Original Loan-to-Value Ratios of the Contracts

The method of calculating loan-to-value ratios is described in the prospectus.

                                                                   Aggregate
                                                                   Principal
                                                                    Balance        % of Contract Pool
                                                Number of         Outstanding        by Outstanding
                                             Contracts as of     as of Cut-off     Principal Balance
Loan-to-Value Ratio                           Cut-off Date           Date          as of Cut-off Date
-------------------                          ---------------    --------------    -------------------
 0.01% to  5.00%.........................         1.00              65,810.51           0.01%
 5.01% to 10.00%.........................         2.00              55,394.39           0.01%
15.01% to 20.00%.........................         2.00              61,340.46           0.01%
20.01% to 25.00%.........................        10.00             215,285.65           0.04%
25.01% to 30.00%.........................        11.00             215,026.13           0.04%
30.01% to 35.00%.........................        16.00             290,654.41           0.06%
35.01% to 40.00%.........................        28.00             684,081.07           0.14%
40.01% to 45.00%.........................        38.00             814,147.63           0.16%
45.01% to 50.00%.........................        46.00           1,153,628.70           0.23%
50.01% to 55.00%.........................        66.00           1,813,419.62           0.36%
55.01% to 60.00%.........................       107.00           3,717,716.52           0.74%
60.01% to 65.00%.........................       131.00           4,491,003.10           0.90%
65.01% to 70.00%.........................       201.00           7,712,008.51           1.54%
70.01% to 75.00%.........................       240.00          10,090,330.98           2.02%
75.01% to 80.00%.........................       349.00          13,678,307.29           2.74%
80.01% to 85.00%.........................     1,040.00          38,874,039.05           7.77%
85.01% to 90.00%.........................       709.00          30,090,227.22           6.02%
90.01% to 95.00%.........................     4,260.00         169,744,499.80          33.95%
95.01% to 100.00%........................     4,575.00         188,949,334.78          37.79%
                                                623.00          27,279,734.56           5.46%
                                              --------       ----------------         -------
   Total.................................       12,455       $ 499,995,990.38         100.00%
                                              ========       ================         =======

                             Contract Rates

                                                Aggregate
                                            Principal Balance % of Contract Pool
                               Number of       Outstanding      by Outstanding
Range of Contracts by       Contracts as of   as of Cut-off   Principal Balance
Contract Rate                Cut-off Date         Date        as of Cut-off Date
---------------------       --------------- ----------------- ------------------
 0.00%         7.00%                1.00     $     97,620.20         0.02%
 7.00%         8.00%               55.00        4,161,143.93         0.83%
 8.00%         9.00%              236.00       17,998,580.32         3.60%
 9.00%        10.00%            1,165.00       64,624,922.02        12.93%
10.00%        11.00%            1,020.00       57,044,901.80        11.41%
11.00%        12.00%            1,367.00       68,030,484.47        13.61%
12.00%        13.00%            1,564.00       68,652,085.95        13.73%
13.00%        14.00%            1,787.00       62,816,627.89        12.56%
14.00%        15.00%            1,225.00       41,062,166.24         8.21%
15.00%        16.00%              972.00       31,308,524.23         6.26%
16.00%        17.00%              998.00       31,617,596.40         6.32%
17.00%        18.00%            1,275.00       34,881,389.15         6.98%
18.00%        19.00%              717.00       16,647,846.59         3.33%
19.00%        20.00%               65.00          944,206.31         0.19%
20.00%        21.00%                6.00           96,118.37         0.02%
21.00%        22.00%                1.00            5,284.20         0.00%
23.00%        24.00%                1.00            6,492.31         0.00%
                                --------     ---------------       ------
                                  12,455     $499,995,990.38       100.00%
                                ========     ===============       ======


                   Remaining Months to Maturity of Contracts

                                                 Aggregate
                                                 Principal
                                                  Balance     % of Contract Pool
                              Number of         Outstanding     by Outstanding
 Months Remaining          Contracts as of     as of Cut-off  Principal Balance
 As of Cut-off Date         Cut-off Date           Date       as of Cut-off Date
 ------------------        ---------------    --------------- ------------------
   0            30               26.00        $     95,427.65         0.02%
  30            60              261.00           2,741,776.85         0.55%
  60            90              145.00           2,232,882.34         0.45%
  90           120              630.00          10,764,993.25         2.15%
 120           150              127.00           2,606,060.95         0.52%
 150           180            1,092.00          25,189,449.69         5.04%
 180           210                1.00              46,027.16         0.01%
 210           240            1,778.00          51,412,027.91        10.28%
 270           300            1,282.00          41,745,841.58         8.35%
 300           330                3.00             195,773.67         0.04%
 330           360            7,110.00         362,965,729.33        72.59%
                              --------        ---------------       ------
                                12,455        $499,995,990.38       100.00%
                              ========        ===============       ======
                                       5